UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21869

NEXPOINT STRATEGIC OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices) (Zip code)

NexPoint Advisors, L.P.

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (866) 351-4440

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

A copy of the Semi-Annual Report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is attached herewith.

NexPoint Strategic Opportunities Fund

Semi-Annual Report

June 30, 2021

NexPoint Strategic Opportunities Fund

Economic and market conditions change frequently.

There is no assurance that the trends described in this report will continue or commence.

Privacy Policy

We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information. We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;
•	Web site information, including any information captured through the use of “cookies”; and
•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information. We may share the information we collect with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information. We restrict access to nonpublic personal information about you to our employees and agents who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

A prospectus must precede or accompany this report. Please read the prospectus carefully before you invest.

FUND PROFILE (unaudited)

June 30, 2021	NexPoint Strategic Opportunities Fund

Objective

NexPoint Strategic Opportunities Fund seeks to provide both current income and capital appreciation.

Net Assets as of June 30, 2021

$791 million

Portfolio Data as of June 30, 2021

The information below provides a snapshot of NexPoint Strategic Opportunities Fund at the end of the reporting period. NexPoint Strategic Opportunities Fund is actively managed and the composition of its portfolio will change over time. Current and future holdings are subject to risk.

Quality Breakdown as of 6/30/2021(%)(1)

BB	14.31%
B	0.08%
CCC	0.24%
NR	85.36%

Top 5 Sectors as of 6/30/2021(%)(1)(2)

Real Estate	77.0%
LLC Interest	26.3%
Communication Services	14.4%
Healthcare	1.0%
Energy	0.4%

Top 10 Holdings as of 6/30/2021(%)(1)(2)

NexPoint Real Estate Opportunities, LLC (Common Stock)	27.5%
NHF TRS, LLC (LLC Interest)	26.3%
NexPoint Storage Partners, Inc. (Common Stock)	12.5%
NexPoint Real Estate Finance Operating Partnership, L.P. (LLC Interest)	8.6%
NexPoint Real Estate Capital (Common Stock)	8.4%
TerreStar Corporation (Common Stock)	5.8%
SFR WLIF I, LLC (LLC Interest)	5.2%
Metro-Goldwyn-Mayer, Inc. (Common Stock)	5.2%
IQHQ, Inc. (Common Stock)	3.7%
SFR WLIF II, LLC (LLC Interest)	3.5%

(1)

Quality is calculated as a percentage of total bonds & notes. The quality ratings reflected were issued by Standard & Poors, a nationally recognized statistical rating organization. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Quality ratings reflect the credit quality of the underlying bonds in the Company’s portfolio and not that of the Company itself. Quality Ratings are subject to change.

(2)	Sectors and holdings are calculated as a percentage of total net assets.

Semi-Annual Report	1

FINANCIAL STATEMENTS

June 30, 2021	NexPoint Strategic Opportunities Fund

A guide to understanding each Company’s financial statements

Investment Portfolio	The Investment Portfolio details all of the Company’s holdings and its market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the Company’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all of the Company’s liabilities (including any unpaid expenses) from the total of the Company’s investment and noninvestment assets. The net asset value per share for each class is calculated by dividing net assets allocated to that share class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement reports income earned by the Company and the expenses incurred by the Company during the reporting period. The Statement of Operations also shows any net gain or loss the Company realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Company’s net increase or decrease in net assets from operations.

Statements of Changes in Net Assets	This statement details how the Company’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also details changes in the number of shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights	The Financial Highlights demonstrate how the Company’s net asset value per share was affected by the Company’s operating results. The Financial Highlights also disclose the classes’ performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the Company, certain of its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

2	Semi-Annual Report

INVESTMENT PORTFOLIO (unaudited)

As of June 30, 2021	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Common Stock - 67.2%

COMMUNICATION SERVICES - 11.0%
309,137	Metro-Goldwyn-Mayer, Inc. (a)(b)	41,163,601
132,801	TerreStar Corporation (a)(b)(c)(d)(e)	45,578,631

		86,742,232

ENERGY - 0.4%
368,680	Fieldwood Energy LLC (b)	46,269
744,992	NextDecade Corp. (b)(f)	3,076,817
40	Transocean (b)	181

		3,123,267

FINANCIAL - 0.0%
47,996	American Banknote Corp. (c)(d)	77,274

HEALTHCARE - 1.0%
222,180	Aerie Pharmaceuticals, Inc. (b)(f)	3,557,102
242,950	Heron Therapeutics, Inc. (b)(f)	3,770,584
50,000	Paratek Pharmaceuticals, Inc. (b)(f)	341,000

		7,668,686

INDUSTRIALS - 0.2%
8	Pendrell Corp. (b)	1,796,000

MATERIALS - 0.3%
64,000	Loma Negra Cia Industrial Argentina ADR (b)(f)	435,840
356,875	MPM Holdings, Inc. (b)	1,784,375

		2,220,215

REAL ESTATE - 54.2%
667,680	Allenby (b)(c)(d)(e)	—
2,232,172	Claymore (b)(c)(d)(e)	—
164,149	Cresud SACIF y A ADR (b)(f)	981,612
1,785,337	IQHQ, Inc. (b)(c)(d)	29,654,447
13,571,131	NexPoint Hospitality Trust (e)	8,753,380
132,180,795	NexPoint Real Estate Capital (c)(d)(e) .	66,843,828
205,085,233	NexPoint Real Estate Opportunities, LLC, REIT (c)(d)(e)	217,443,669
85,436	NexPoint Residential Trust , REIT(e)(f)	4,697,271
86,369	NexPoint Storage Partners, Inc. (b)(c)(d)	98,711,994
1,763,581	United Development Funding IV , REIT (b)(c)(d)(e)	1,895,850

		428,982,051

UTILITIES - 0.1%
327,750	Central Puerto ADR (b)(f)	839,040
6,477	Vistra Energy Corp. (f)	120,148

		959,188

	Total Common Stock (Cost $430,907,176)	531,568,913

LLC Interest - 45.7%
3,247,510	NexPoint Real Estate Finance Operating Partnership, L.P.(e)	67,840,477
1,251,216	NHF TRS, LLC (e)	208,533,151
397,240	NREF OP I, L.P. (b)(e)	8,298,338

Shares		Value ($)

40,322,605	SFR WLIF I, LLC (c)(d)(e)	41,512,929
26,968,904	SFR WLIF II, LLC (c)(d)(e)	27,932,502
7,708,491	SFR WLIF III, LLC (c)(d)(e)	7,204,510

	Total LLC Interest (Cost $540,463,906)	361,321,907

U.S. Senior Loans (g) - 3.5%

COMMUNICATION SERVICES - 3.5%
502,187	TerreStar Corporation, Term Loan, 02/28/22 (c)(d)(e)	502,187
25,662,924	TerreStar Corporation, Term Loan A, cash/0% PIK 02/25/22 (c)(d)(e)	25,662,924
601,784	TerreStar Corporation, Term Loan C, cash/0% PIK 02/25/30 (c)(d)(e)	601,785
253,733	TerreStar Corporation, Term Loan H, 02/28/22 (e)	253,733
271,952	TerreStar Corporation, Term Loan, 1st Lien, 02/28/22 (c)(d)(e)	271,952

		27,292,581

GAMING/LEISURE - 0.0%
8,264,193	Ginn-LA CS Borrower LLC, Term Loan B, 1st Lien, 05/30/19 (c)(d)(h)	—
3,856,057	Ginn-LA CS Borrower LLC, Tranche A, 1st Lien, 05/30/22 (c)(d)	163,589

		163,589

UTILITIES - 0.0%
92,329,417	Texas Competitive Electric Holdings Co. LLC, Extended Escrow Loan, (i)	151,244

		151,244

	Total U.S. Senior Loans (Cost $37,969,804)	27,607,414

Preferred Stock - 3.3%

REAL ESTATE - 3.3%
18,508	Creek Pine Holdings, LLC, REIT 10.25% (b)(c)(d)(j)	26,445,020

REAL ESTATE INVESTMENT TRUST - 0.0%
86,294	RAIT Financial Trust, REIT 8.88% (c)(d)(j)	—

	Total Preferred Stock (Cost $27,922,901)	26,445,020

Collateralized Loan Obligations - 0.4%
635,386	Highland Loan Funding, Series 1A 4.84%, 8/1/2021 (c)(d)	597,034
3,632,230	Highland Park CDO I, Series 2006-1A, Class B VAR LIBOR USD 3 Month+0.550%, 0.70%, 11/25/2051 (k)	2,506,239

	Total Collateralized Loan Obligations (Cost $1,934,412)	3,103,273

See Glossary on page 6 for abbreviations along with accompanying Notes to Financial Statements.	3

INVESTMENT PORTFOLIO (unaudited) (continued)

As of June 30, 2021	NexPoint Strategic Opportunities Fund

Shares		Value ($)

Rights - 0.2%

UTILITIES - 0.2%
1,624,994	Texas Competitive Electric Holdings Co., LLC (b)	1,980,055

	Total Rights (Cost $5,000,539)	1,980,055

Warrants - 0.2%

ENERGY - 0.0%
4,071	Arch Resources, Expires 10/08/2023 (b)	30,532

INDUSTRIALS - 0.1%
8,371,900	American Airlines Group, Inc., Expires (b)	586,033

INFORMATION TECHNOLOGY - 0.1%
179,322	Avaya Holdings, Expires 12/18/2022(b)	919,922

	Total Warrants (Cost $251,697)	1,536,487

Corporate Bonds & Notes - 0.2%

COMMUNICATION SERVICES - 0.0%
26,446	iHeartCommunications, Inc. 6.38%, 05/01/26	28,185
49,013	8.38%, 05/01/27	52,567

		80,752

ENERGY - 0.0%
18,439,000	Ocean Rig UDW, Inc. 7.25%, 04/01/19 (c)(d)(h)(k)	—
681	Sable Permian Resources Land 7.38%, 11/01/21 (h)(k)	7

		7

REAL ESTATE - 0.2%
2,000,000	CBL & Associates 5.95%, 12/15/26 (h)	1,130,970

	Total Corporate Bonds & Notes (Cost $17,161,414)	1,211,729

Sovereign Bond - 0.0%
75,736	Argentine Republic Government International Bond, 1.00%, 07/09/29	28,871

	Total Sovereign Bonds (Cost $42,005)	28,871

Foreign Corporate Bonds & Notes - 0.0%

NETHERLANDS - 0.0%
93,180,354	Celtic Pharma Phinco BV, 17.00%, 06/15/12 (c)(d)	—

	Total Foreign Corporate Bonds & Notes (Cost $62,254,526)	—

Shares		Value ($)

Convertible Bond - 0.0%

HEALTH CARE - 0.0%
350,000	Paratek Pharmaceuticals 4.75%, 05/01/24	327,145

	Total Convertible Bonds (Cost $280,548)	327,145

Total Investments -120.7%		955,130,814

(Cost $1,124,188,928)

Securities Sold Short - (0.2)%

Common Stock - (0.2)%

INFORMATION TECHNOLOGY - (0.2)%
(5,440)	Coupa Software (l)	(1,425,878)

	Total Common Stock (Proceeds $1,530,648)	(1,425,878)

	Total Securities Sold Short - (0.2)% (Proceeds $1,530,648)	(1,425,878)

Other Assets & Liabilities, Net - (20.5)% (m)		(162,281,596)

Net Assets - 100.0%		791,423,340

(a)

Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Company does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the policies and procedures established by the Board. Additional Information regarding such securities follows:

Restricted Security	Security Type	Acquisition Date	Cost of Security	Fair Value at Period End	Percent of Net Assets
Metro- Goldwyn-Mayer, Inc.	Common Stock	12/20/2010	$13,929,926	$41,163,601	5.20%
TerreStar Corporation	Common Stock	3/16/2018	$34,089,464	$45,578,631	5.76%

(b)	Non-income producing security.
(c)

Securities with a total aggregate value of $799,633,276, or 101.0% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(d)

Represents fair value as determined by the Company’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $799,633,276, or 101.0% of net assets, were fair valued under the Company’s valuation procedures as of June 30, 2021. Please see Notes to Financial Statements.

(e)	Affiliated issuer. Assets with a total aggregate fair value of $733,827,117, or 92.7% of net assets, were affiliated with the Company as of June 30, 2021.
(f)	All or part of this security is pledged as collateral for short sales. The fair value of the securities pledged as collateral was $17,819,414.
(g)

Senior loans (also called bank loans, leveraged loans, or floating rate loans) in which the Company invests generally pay interest at rates which are periodically determined by reference to a base lending rate plus a spread (unless otherwise identified, all senior loans carry a variable rate of interest). These base lending

4	See Glossary on page 6 for abbreviations along with accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of June 30, 2021	NexPoint Strategic Opportunities Fund

rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. As of June 30, 2021, the LIBOR USD 1 Month and LIBOR USD 3 Month rates were 2.49% and 2.60%, respectively. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity maybe substantially less than the stated maturity shown.
(h)	The issuer is, or is in danger of being, in default of its payment obligation.
(i)	Represents value held in escrow pending future events. No interest is being accrued.
(j)	Perpetual security with no stated maturity date.
(k)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transactions exempt from registration to qualified institutional buyers. The Board has determined these investments to be liquid. At June 30, 2021, these securities amounted to $2,506,246 or 0.3% of net assets.

(l)	No dividend payable on security sold short.
(m)	As of June 30, 2021, $1,425,878 in cash was segregated or on deposit with the brokers to cover investments sold short and is included in “Other Assets & Liabilities, Net”.

See Glossary on page 6 for abbreviations along with accompanying Notes to Financial Statements.	5

GLOSSARY: (abbreviations that may be used in the preceding statements)(unaudited)

Currency Abbreviations:
USD	United States Dollar

Glossary:
ADR	American Depositary Receipt
CDO	Collateralized Debt Obligation
PIK	Payment-in-Kind
REIT	Real Estate Investment Trust

6	Annual Report

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2021 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Assets
Investments, at value	221,303,697
Affiliated investments, at value (Note 11)	733,827,117

Total Investments, at value	955,130,814
Restricted Cash — Securities Sold Short, written options, and reverse repurchase agreements (Note 2 and 6)	42,185
Foreign tax reclaim receivable	559
Receivable for:
Investment sold	2,506,402
Due from broker	1,384,348
Dividends and Interest	890,220
Fund shares sold	141,838
Prepaid expenses and other assets	418,587

Total assets	960,514,953

Liabilities:
Notes payable (Note 6)	81,147,248
Due to custodian	1,769,697
Securities sold short, at value (Note 2)	1,425,878
Securities on loan sold short, at value (Note 2)	707,132

Payable for:
Investment advisory and administration fees (Note 5)	839,718
Audit fees	373,326
Interest expense and commitment fee (Note 6)	176,778
Accounting services fees	73,197
Investments purchased	29,014
Due to broker	28,979
Accrued expenses and other liabilities	13,019

Total liabilities	86,583,986

Mezzanine Equity:
Cumulative preferred shares (Series A), net of deferred financing costs (Notes 1 and 2)	82,507,627

Net Assets	791,423,340

Net Assets Consist of:
Paid-in capital in excess of par	1,031,013,481
Total distributable loss	(239,590,141)

Net Assets	791,423,340

Investments, at cost	599,226,432
Affiliated investments, at cost (Note 11)	524,962,496
Proceeds from securities sold short	1,530,648

Common Shares
Net assets	791,423,340
Shares outstanding (unlimited authorization)	36,992,606
Net asset value per share ( Net assets/shares outstanding)	21.39

See accompanying Notes to Financial Statements.	7

STATEMENT OF OPERATIONS

For the Period Ended June 30, 2021 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Investment Income:
Income:
Dividends from unaffiliated issuers	12,333,905
Dividends from affiliated issuers (Note 11)	4,313,784
Securities lending income (Note 4)	226
Interest from unaffiliated issuers	1,854,947
Interest from affiliated issuers	1,475,198
ROC Reclass(1)	(11,850,152)

Total income	8,127,908

Expenses:
Investment advisory (Note 8)	5,076,182
Interest Expense and Commitment Fees (Note 6)	1,590,821
Conversion expense	710,829
Legal fees	659,252
Administration fees (Note 8)	256,379
Audit and tax preparation fees	185,959
Reports to shareholders	181,379
Trustees fees (Note 8)	101,875
Transfer agent fees	82,201
Insurance	75,095
Pricing fees	35,466
Registration fees	32,755
Tax fees	11,901
Other	170,006

Total operating expenses	9,170,100

Net investment income	(1,042,192)

Preferred dividend expenses	(2,244,840)

Net Realized and Unrealized Gain (loss) on Investments
Realized Gain (Loss) on:
Investments from unaffiliated issuers	43,230,570

Net Change in Unrealized Appreciation (Depreciation) on:
Investments from unaffiliated issuers	98,678,175
Investments in affiliated issuers (Note 11)	24,068,317
Securities sold short (Note 2)	417,792

Net realized and unrealized gain (loss) on investments	166,394,854

Total increase in net assets resulting from operations	163,107,822

(1)

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

8	See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES

NexPoint Strategic Opportunities Fund

	Six Months Ended June 30, 2021 (unaudited) ($)	Year Ended December 31, 2020 ($)
Increase (Decrease) in Net Assets
Operations:
Net investment income	(3,287,032)	17,777,908
Accumulated net realized gain (loss) on investments, securities sold short, written options, futures contracts and foreign currency transactions	43,230,570	(59,248,340)
Net change in unrealized appreciation (depreciation) on investments, securities sold short, written options contracts and translation of assets and liabilities denominated in foreign currency	123,164,284	(79,296,359)

Net increase (decrease) from operations	163,107,822	(120,766,791)

Distributions Declared to Common Shareholders:
Distribution	(11,088,916)	(14,413,750)
Return of capital:	—	(42,706,352)

Total distributions declared to common shareholders:	(11,088,916)	(57,120,102)

Increase (Decrease) in net assets from operations and distributions	152,018,906	(177,886,893)

Share transactions:
Proceeds from sale of shares (Note 1)	4,594	—
Value of distributions reinvested	895,211	3,683,945
Cost of shares redeemed	(152,320,062)	(8,611,664)

Net decrease from shares transactions	(151,420,257)	(4,927,719)

Total increase (decrease) in net assets	598,649	(182,814,612)

Net Assets
Beginning of period	790,824,691	973,639,303

End of period	791,423,340	790,824,691

Change in Common Shares
Issued for distribution reinvested	77,204	330,241
Shares issued in rights offering (Note 12)	(2,738)	—
Shares redeemed (Note 1)	(8,750,121)	(513,204)

Net decrease in common shares	(8,675,655)	(182,963)

See accompanying Notes to Financial Statements.	9

STATEMENT OF CASH FLOWS

For the Period Ended June 30, 2021 (unaudited)	NexPoint Strategic Opportunities Fund

($)
Cash Flows Provided by Operating Activities:
Net increase in net assets resulting from operations	163,107,822

Adjustments to Reconcile Increase in Net Assets to Net Cash Provided by Operating Activities:
Purchases of investment securities from unaffiliated issuers	(183,468,128)
Purchases of investment securities from affiliated issuers	(459,286,084)
Proceeds from the disposition of investment securities from unaffiliated issues	340,148,726
Proceeds from the disposition of investment securities from affiliated issues	371,715,248
Amortization/(accretion) of premiums	236,009
Net realized (gain)/loss on Investments from unaffiliated issuers	(42,670,112)
Net realized (gain)/loss on Investments from affiliated issuers	(6,332,096)
Net change in unrealized appreciation on affiliated investments	24,068,317
Net change in unrealized depreciation on investments in unaffiliated investments, securities sold short, futures and written options contracts	(157,643,325)
(Increase)/decrease in receivable for investments sold	(2,506,402)
(Increase)/decrease in dividends and interest receivable	224,577
(Increase)/decrease in due from broker	(1,384,348)
(Increase)/decrease in prepaid expenses and other assets	(371,414)
Increase/(decrease) in due to broker	(14,845,779)
Increase/(decrease) in payable upon receipt of securities on loan	707,132
Increase/(decrease) in payable for investments purchased	29,014
Increase/(decrease) in payable for accounting service fees	2,690
Increase/(decrease) in payables to related parties	(62,242)
Increase/(decrease) in payable for interest expense and commitment fees	173,666
Increase/(decrease) in accrued expenses and other liabilities	(197,768)

Net cash flow provided by operating activities	31,645,503

Cash Flows Used In Financing Activities:
Increase/(decrease) in due to custodian	1,769,697
Increase/(decrease) in notes payable	120,137,073
Distributions paid in cash	(10,193,705)
Payments on shares redeemed	(152,320,062)

Net cash flow used in financing activities	(40,606,997)

Effect of exchange rate changes on cash	—

Net Decrease in Cash	(8,961,494)

Cash, Cash Equivalents, Foreign Currency and Restricted Cash:
Beginning of period	9,003,679

End of period	42,185

Supplemental disclosure of cash flow information:
Reinvestment of distributions	895,211

Cash paid during the period for interest expense and commitment fees	173,666

10	See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

NexPoint Strategic Opportunities Fund

Selected data for a share outstanding throughout each period is as follows:

	For the Six Months Ended June 30, 2021 (unaudited)	For the Years Ended June 30,
		2020	2019	2018	2017	2016

Net Asset Value, Beginning of Period	$17.32	$21.23	$23.74	$26.02	$25.89	$22.92

Income from Investment Operations:

Net investment income(a)	(0.02)	0.39	0.65	0.75	0.93	4.08

Net realized and unrealized gain (loss)	4.39	(3.05)	0.97	0.83	2.88	1.69

Total from Investment Operations	4.37	(2.66)	1.62	1.58	3.81	5.77

Less Distributions Declared to Common Shareholders:

From net investment income	(0.30)	(0.32)	(0.38)	(0.77)	(2.39)	(2.80)

From return of capital	—	(0.93)	(2.02)	(1.63)	(0.01)	—

Total distributions declared to Common Shareholders	(0.30)	(1.25)	(2.40)	(2.40)	(2.40)	(2.80)

Issuance of Common Shares(d)

Shares issued	—	—	(1.73)	(1.46)	(1.28)	—

Net Asset Value, End of period(b)	$21.39	$17.32	$21.23	$23.74	$26.02	$25.89

Market Value, End of period	$22.63	$10.52	$17.71	$19.93	$25.29	$22.77

Market Value Total Return(e)	25.40%	(33.42)%	4.76%	(8.93)%	27.31%	27.69%

Ratios to Average Net Assets / Supplemental Data:

Net Assets, End of Period (000’s)	$791,423	$790,825	$973,639	$767,711	$592,309	$414,800

Common Shares Information at End of Period:

Ratios based on average net assets of Common Shares:

Gross operating expenses(f)	2.52%	2.54%	3.25%	2.65%	2.58%	3.12%

Net investment loss	(0.88)%	2.18%	2.91%	3.02%	3.69%	17.34%

Ratios based on average Managed Assets (as defined in Notes 8) of Common Shares:

Gross operating expenses(f)	2.52%	2.12%	2.48%	2.14%	2.21%	2.17%

Net investment loss	(0.88)%	1.82%	2.23%	2.44%	3.16%	12.05%

Portfolio turnover rate(g)	67%	20%	63%	48%	36%	41%

Average commission rate paid(h)	$0.0109	$0.0217	$0.0029	$0.0263	$0.0286	$0.0294

(a)	Net investment income (loss) per share was calculated using average shares outstanding during the period.
(b)	Includes non-recurring dividend from NexPoint REIT.
(c)	Less than 0.005%.
(d)

Shares issued at a discount to NAV. The per share impact was derived by computing (A) the number of shares issued times (B) the difference between the net proceeds per share and NAV divided by (C) the total shares outstanding following the share issuance.

(e)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company’s Dividend Reinvestment Plan.
(f)	Supplemental expense ratios are shown below:
(g)	Excludes in-kind activity
(h)	Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged

See accompanying Notes to Financial Statements.	11

FINANCIAL HIGHLIGHTS (concluded)

NexPoint Strategic Opportunities Fund

	For the Six Months Ended June 30, 2021 (unaudited)	For the Years Ended December 31,
		2020	2019	2018	2017	2016

Ratios based on average net assets of Common Shares:

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	2.52%	2.55%	3.25%	2.65%	2.58%	3.12%

Interest expense and commitment fees	—	0.57%	1.22%	0.90%	0.69%	0.93%

Dividends and fees on securities sold short	0.28%	0.01%	—	— (c)	— (c)	0.07%

Ratios based on average Managed Assets of Common Shares;

Net operating expenses (net of waiver/reimbursement, if applicable, but gross of all other operating expenses)	—	2.11%	2.48%	2.14%	2.21%	2.17%

Interest expense and commitment fee	—	0.47%	0.93%	0.73%	0.59%	6.50%

Dividends and fees on securities sold short	—	0.01%	—	— (c)	— (c)	0.05%

Borrowings at end of period

Aggregate Amount Outstanding	72,000,000	45,000,000	322,977,746	244,107,979	31,933,494	124,983,081

Asset Coverage Per $1,000	13,361.07	18,573.88	3,924.04	4,144.97	19,548.21	4,318.85

12	See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

June 30, 2021	NexPoint Strategic Opportunities Fund

Note 1. Organization

NexPoint Strategic Opportunities Fund (the “Company”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. This report includes information for the period ended June 30, 2021. The Company trades on the New York Stock Exchange (“NYSE”) under the ticker symbol NHF. The Company may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”). The Company commenced operations on June 29, 2006. NexPoint Advisors, L.P. (“NexPoint” or the “Investment Adviser”), an affiliate of Highland Capital Management Company Advisors, L.P. (“Highland”), is the investment adviser and administrator to the Company.

On October 25, 2019, the Board of the Company authorized the repurchase of up to $25 million of the Company’s shares over a six-month period. Under this program, the Company repurchased 414,604 shares through April 2020, at an average price of $8.67, for a total investment of $3.6 million. Upon retirement of the repurchased shares, the net asset value was $6.8 million, or $16.61 per share.

On April 24, 2020, the Company’s Board of Trustees (the “Board”) authorized the repurchase of up to 10% of the Company’s shares over a twelve-month period. Under this program, the Company repurchased 98,600 shares through December 31, 2020, at an average price of $10.18, for a total investment of $1.0 million. Upon retirement of the repurchased shares, the net asset value was $1.8 million, or $17.51 per share. The Company’s share repurchase program was superseded as of October 13, 2020, when the Board approved the Exchange Offer (defined below).

The Company is in the process of converting to a diversified real estate investment trust (“REIT”). On August 28, 2020, shareholders approved the conversion proposal and amended the Company’s fundamental investment policies and restrictions to permit the Company to pursue its new business. The Company is realigning its portfolio so that it will no longer be an “investment company” under the Investment 1940 Act. On March 31, 2021, the Company filed an application with the SEC for an order under the 1940 Act declaring that the Company is no longer an investment company (the “Deregistration Order”). During the SEC’s review process, the Company will continue to be structured as a registered closed-end investment company. The Company has repositioned its investment portfolio sufficient to achieve REIT tax status and is operating during its 2021 taxable year so that it may qualify for taxation as a REIT.

On January 8, 2021, the Company announced the final results of its Exchange Offer, pursuant to which the Company purchased the Company’s Common Shares in exchange for consideration consisting of approximately 20% cash and 80% newly-issued 5.50% Series A Cumulative Preferred Shares, liquidation preference $25.00 per share (“Series A Preferred Shares”). The Series A Preferred Shares were listed on the New York Stock Exchange (NYSE: NHF PR A) on January 8, 2021. Pursuant to the terms of the Exchange Offer, the Company purchased 8,750,121.132 Common Shares at a price of $12.00 per Common Share, for an aggregate purchase price of approximately $105 million.

As part of the Exchange Offer consideration, the Company issued 3,359,593 Series A Preferred Shares, with an aggregate liquidation preference of $83,989,825. The remainder of the Exchange Offer consideration consisted of approximately $21 million in cash. Egan-Jones Ratings Company assigned an investment grade corporate rating of BBB- to the Series A Preferred Shares and a rating of BBB to the Company. Dividends and distributions on the Series A Preferred Shares are cumulative from their original issue date at the annual rate of 5.50% of the $25.00 per share liquidation preference and will be payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning with the first payment on March 31, 2021.

Note 2. Significant Accounting Policies

The following summarizes the significant accounting policies consistently followed by the Company in the preparation of its financial statements.

Use of Estimates

The Company is an investment company that follows the investment company accounting and reporting guidance of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies applicable to investment companies. The Company’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require the Investment Adviser to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ materially.

Company Valuation

The net asset value (“NAV”) of the Company’s common shares is calculated daily on each day that the NYSE is open for business as of the close of the regular trading session on the NYSE, usually 4:00 PM, Eastern Time. The NAV is

Semi-Annual Report	13

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

calculated by dividing the value of the Company’s net assets attributable to common shares by the numbers of common shares outstanding.

Valuation of Investments

The Company’s investments are recorded at fair value. In computing the Company’s net assets attributable to its common shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”) or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies and procedures adopted by the Board. Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Company’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Company has determined that the price received from a pricing service or broker-dealer is

“stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Company’s NAV, will be valued by the Company at fair value, as determined by the Board or its designee in good faith in accordance with policies and procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Company’s NAV will reflect the affected portfolio securities’ fair value as determined by the Board or its designee in good faith as described above instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Company’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Company. The NAV shown in the Company’s financial statements may vary from the NAV published by the Company as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

Deferred Financing Costs on the Preferred Stock

Deferred financing costs on the preferred shares consist of fees and expenses incurred in connection with the closing of the preferred stock offerings, and are capitalized at the time of payment. Based on ASC 480-10-S99, preferred stock that, by its terms, is contingently redeemable upon the occurrence of an event that is outside of the issuer’s control should be classified as mezzanine equity; therefore, these costs are only amortized once it is probable the shares will become redeemable. As of June 30, 2021, the Company is compliant with all contingent redemption provisions of the preferred offering, therefore the financing costs are currently unamortized until probable. Deferred financing costs of $1.5 million are presented net with the mezzanine equity on the Statement of Assets and Liabilities.

Issuer	Shares at January 6, 2021	Beginning Value as of January 6, 2021	Issuance Net Liquidation Value	Deferred Issuance Costs	Paydowns	Balance net of Deferred Financing Costs at June 30, 2021	Shares at June 30, 2021
Cumulative preferred shares (series A)	3,359,953	$82,507,627	$83,989,825	$1,482,198	$—	$82,507,627	3,359,953

14	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

Fair Value Measurements

The Company has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Company’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical Instruments in active markets to which the Company has access at the date of measurement;

Level 2 —

Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —

Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Company has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of June 30, 2021, the Company’s investments consisted of senior loans, asset-backed securities, corporate bonds and notes, collateralized loan obligations, convertible bonds, foreign bonds and notes, sovereign bonds, common stocks, preferred stocks, warrants, LLC Interests and securities sold short. The fair value of the Company’s loans, bonds and asset-backed securities are generally based on quotes received from brokers or independent pricing services. Loans, bonds, and asset-backed securities with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Senior loans, bonds and asset-backed securities that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable.

The fair value of the Company’s common stocks, preferred stocks, exchange-traded funds, other registered investment companies and warrants that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Company’s real estate investments include equity interests in limited liability companies and equity issued by REITs that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Company has classified the investments as Level 3 assets. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are prices at their acquisition cost, and assess for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market

Semi-Annual Report	15

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Company may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Company’s assets and liabilities as of June 30, 2021 is as follows:

	Total value at June 30, 2021	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
NexPoint Strategic Opportunities Fund
Assets
Common Stock
Communication Services	$86,742,232	$–	$41,163,601	$45,578,631
Energy	3,123,267	3,076,998	46,269	–
Financial	77,274	–	–	77,274
Healthcare	7,668,686	7,668,686	–	–
Industrials	1,796,000	–	1,796,000	–
Materials	2,220,215	435,840	1,784,375	–
Real Estate	428,982,051	14,432,263	–	414,549,788
Utilities	959,188	959,188	–	–
LLC Interest	361,321,907	–	76,138,815	285,183,092
U.S. Senior Loans
Communication Services	27,292,581	–	253,733	27,038,848
Gaming/Leisure	163,589	–	–	163,589
Utilities	151,244	–	151,244	–
Preferred Stock
Real Estate	26,445,020	–	–	26,445,020
Real Estate Investment Trust	–	–	–	–
Collateralized Loan Obligations	3,103,273	–	2,506,239	597,034
Rights
Utilities	1,980,055	–	1,980,055	–
Warrants
Energy	30,532	–	30,532	–
Industrials	586,033	–	586,033	–
Information Technology	919,922	–	919,922	–
Corporate Bonds & Notes
Communication Services	80,752	–	80,752	–
Energy	7	–	7	–
Real Estate	1,130,970	–	1,130,970	–
Foreign Corporate Bonds & Notes
Healthcare	–	–	–	–
Netherlands	–	–	–	–
Convertible Bonds	327,145	–	327,145	–
Sovereign Bonds	28,871	–	28,871	–

Total Assets	955,130,814	26,572,975	128,924,563	799,633,276

Liabilities
Securities Sold Short
Common Stock
Information Technology	(1,425,878)	(1,425,878)	–	–

Total Liabilities	(1,425,878)	(1,425,878)	–	–

Total	$953,704,936	$25,147,097	$128,924,563	$799,633,276

16	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

The table below sets forth a summary of changes in the Company’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended June 30, 2021.

	Balance as of December 31, 2020		Transfers into Level 3	Transfers out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains/ Losses	Change in Unrealized Gains/(Losses)	Net Purchases	Net (Sales)	Distribution to Return of Capital	Balance as of June 30, 2021	Change in Unrealized Appreciation (Depreciation) from Investments at June 30, 2021
NexPoint Strategic Opportunities Fund
U.S. Senior Loan
Communication
Services	$25,824,939		$—	$—	$—	$—	$23,658	$1,190,251	$—	$—	$27,038,848	$(19,882)
Gaming/Leisure	13,884,722		—	—	—	—	(13,721,133)	—	—	—	163,589	(17,814,686)
Metals &
Materials	—		—	—	—	—	—	—	—	—	—	(1,118,873)
Real Estate	34,721,607		—	—	—	—	(34,721,607)	—	—	—	—	(34,721,607)
Corporate Bonds & Notes
Energy	-	(1)	—	—	—	—	—	—	—	—	—	1,272,291
Warrant
Industrials	—		—	—	—	—	—	—	—	—	—	1,078
Preferred Stock
Financial	41,304,066		—	—	—	—	(41,304,066)	—	—	—	—	(34,700,379)
Real Estate	25,149,799		—	—	—	—	1,295,221	—	—	—	26,445,020	(2,461,942)
Real Estate
Investment Trust	-	(1)	—	—	—	—	—	—	—	—	—	(2,566,724)
LLC Interest
Real Estate	153,742,923		—	—	—	—	(77,092,982)	—	—	—	76,649,941	(71,329,505)
Collateralized Loan Obligation	4,623,353		—	—	—	—	(4,026,319)	—	—	—	597,034	(3,078,927)
Common Stock
Communication
Services	43,813,706		—	—	—	—	1,764,925	—	—	—	45,578,631	(5,240,328)
Financial	51,366,085		—	—	—	—	(51,288,811)	—	—	—	77,274	(58,570,461)
Gaming/Leisure	2,259,265		—	—	—	—	(2,259,265)	—	—	—	—	(4,518,530)
Materials	—		—	—	—	—	—	—	—	—	—	(1,070,363)
Real Estate	256,313,762		—	—	—	—	126,938,304	60,627,153	—	(29,329,431)	414,549,788	222,909,382
Utilities	-	(1)	—	—	—	—	—	—	—	—	—	—
Foreign Corporate Bonds & Notes
Netherlands	-	(1)	—	—	—	—	—	—	—	—	—	—
Exchange-Traded Fund	—		—	—	—	—	211,018,211	3,136,345	—	(5,621,405)	208,533,151	211,018,211

Total	$653,004,227		$—	$—	$—	$—	$116,626,136	$64,953,749	$—	$(34,950,836)	$799,633,276	$197,988,755

(1)	This category includes securities with a value of zero.

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates without observable inputs and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the six months ended June 30, 2021, there were no transfers in or out of Level 3.

Semi-Annual Report	17

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at June 30, 2021	Valuation Technique	Unobservable Inputs	Input Value(s)
Common Stock	$460,205,693	Multiples Analysis	Unadjusted Price/MHz-PoP	$0.09 - $0.95
			Multiple of EBITDA	3.00x - 8.00x
		Discounted Cash Flow	Discount Rate	7.25% - 22.0%
		Transaction Indication of Value	Enterprise Value ($mm)	$841.0
			Subscription Price Per Share	$16.61
			Offer Price Per Share	$1.10
		Direct Capitalization Method	Capitalization Rates	5.75% - 9.8%
		Net Asset Value	N/A	N/A
Preferred Stock	26,445,020	Discounted Cash Flow	Discount Rate	11.0%
LLC Interest	76,649,941	Discounted Cash Flow	Discount Rate	1.49% - 5.43%
		Net Asset Value	N/A	N/A
U.S. Senior Loans	27,202,437	Discounted Cash Flow	Discount Rate	11.0%
		Transaction Indication of Value	Net purchase price ($mm)	$7.00
Collateralized Loan Obligation	597,034	Discounted Cash Flow	Discount Rate	9.1%
Exchange-Traded Fund	208,533,151	Net Asset Value	N/A	N/A

Total	$799,633,276

In addition to the unobservable inputs utilized for various valuation methodologies, the Company frequently uses a combination of two or more valuation methodologies to determine fair value for a single holding. In such instances, the Company assesses the methodologies and ascribes weightings to each methodology. The weightings ascribed to any individual methodology ranged from as low as 25% to as high as 75% as of June 30, 2021. The selection of weightings is an inherently subjective process, dependent on professional judgement. These selections may have a material impact to the concluded fair value for such holdings.

The significant unobservable inputs used in the fair value measurement of the Company’s collateralized loan obligations are the discount rate and broker quote.

Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable input used in the fair value measurement of the Company’s preferred stock, U.S. Senior Loans, and LLC interests is the discount rate. Significant decreases (increases) in any of those inputs in isolation could result in a significantly higher (lower) fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s common stock are the price/MHz-PoP multiple, EBITDA multiple, discount rate, enterprise value, subscription price, tender offer, and capitalization rates. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement. Generally, a change in the assumption used for the risk discount is accompanied by a directionally opposite change in the assumption for the price/MHz-PoP multiple.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Income Recognition

Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available and is verified. Interest income and PIK are recorded on the accrual basis.

Accretion of discount on taxable bonds and loans are computed to the maturity date, while amortization of premium on taxable bonds and loans is computed on the earliest call date, both using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Company’s understanding of the applicable country’s tax rules and rates.

18	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

Return of Capital Reclassification

Adjustment to income associated with return of capital from income received in prior period. Information related to these adjustments was not received until after the finalization of the prior period financial statements.

U.S. Federal Income Tax Status

The Company is treated as a separate taxpayer for U.S. federal income tax purposes. The Company intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, ( the “Code”) as amended, and will distribute substantially all of its taxable income and gains, if any, for the tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Company intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Company should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in Statement of Operations. During the period ended June 30, 2021, there were none.

The Investment Adviser has analyzed the Company’s tax positions taken on U.S. federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for U.S. federal income tax is required in the Company’s financial statements. The Company’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Furthermore, the Investment Adviser of the Company is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Distributions to Shareholders

The Company plans to pay distributions from net investment income monthly and net realized capital gains annually to common shareholders. To permit the Company to maintain more stable monthly distributions and annual distributions, the Company may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. In certain years, this practice may result in the Company distributing, during a particular taxable year, amounts in excess of the amount of income and gains earned therein. Such distributions would result in a portion of each distribution occurring in that year to be treated as a return of capital to shareholders. Shareholders of the Company will automatically have all distributions reinvested in Common Shares of the Company issued by the Company in accordance with the Company’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the NAV per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the NYSE on the Declaration Date. Participants in the Plan requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the Company’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and/or sub-custodian bank(s) and investments in money market funds deemed to be cash equivalents, and restricted cash posted as collateral in a segregated account or with broker-dealers.

Cash & Cash Equivalents

The Company considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Company also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Company expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates fair value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report. These balances may exceed the federally insures limits under the Federal Deposit Insurance Corporation (“FDIC”).

Foreign Currency

Accounting records of the Company are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign

Semi-Annual Report	19

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Securities Sold Short

The Company may sell securities short. A security sold short is a transaction in which the Company sells a security it does not own in anticipation that the market price of that security will decline. When the Company sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. A Company may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, a Company may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. Securities and cash held as collateral for securities sold short are shown on the Investment Portfolio for the Company. Cash held as collateral for securities sold short is classified as restricted cash on the Statement of Assets and Liabilities, as applicable. Restricted cash in the amount of $42,185 was held with the broker for the Company.

When securities are sold short, the Company intends to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Company may use short sales for non-hedging purposes to pursue its investment objective. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Company will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Company exceeds 25% of the value of its total assets. The Company may make short sales “against the box” without respect to such limitations.

Other Fee Income

Fee income may consist of origination/closing fees, amendment fees, administrative agent fees, transaction break-up fees and other miscellaneous fees. Origination fees, amendment fees, and other similar fees are non-recurring fee sources. Such fees are received on a transaction by transaction basis and do not constitute a regular stream of income and are recognized when incurred.

Note 3. Derivative Transactions

The Company is subject to interest rate risk in the normal course of pursuing its investment objectives. The Company enters into derivative transactions for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in market conditions, to gain market exposure for residual and accumulating cash positions and for managing the duration of fixed income investments.

Options

The Company may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Company may hold options, write option contracts, or both.

If an option written by the Company expires unexercised, the Company realizes on the expiration date a capital gain equal to the premium received by the Company at the time the option was written. If an option purchased by the Company expires unexercised, the Company realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Company desires. The Company will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Company will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Reverse Repurchase Agreements

The Company may engage in reverse repurchase agreement transactions with respect to instruments that are consistent with the Company’s investment objective or policies. The Company did not hold any reverse repurchase agreements at June 30, 2021.

20	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

Additional Derivative Information

The Company is required to disclose; a) how and why an entity uses derivative instruments; b) how derivative instruments and related hedged items are accounted for; c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows; and d) how the netting of derivatives subject to master netting arrangements (if applicable) affects the net exposure of the Company related to the derivatives.

The fair value of derivative instruments on the Statement of Assets and Liabilities have the following risk exposure at June 30, 2021:

Fair Value
Risk Exposure	Asset Derivative	Liability Derivative
Foreign Exchange Risk	$—	$—

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2021, is as follows:

Risk Exposure	Net Realized Gain (Loss) on Derivatives		Net Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Equity Price Risk	$20,470,962	(1)(2)(3)	$1,102,319	(4)(5)
Foreign Currency Risk	(2,882,250	)(1)(2)(3)	1,847,650	(4)

(1)	Statement of Operations location: Realized gain (loss) on future contracts.
(2)	Statement of Operations location: Realized gain (loss) on investments from unaffiliated issuers.
(3)	Statement of Operations location: Realized gain (loss) on written options contracts.
(4)	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on investments from unaffiliated issuers.

The average monthly volume of derivative activity for the period ended June 30, 2021, is as follows:

	Units/ Contracts	Appreciation/ (Depreciation)
Purchased Options Contracts	276,923,664	$—
Written Options Contracts	289	—
Futures Contracts(1)	—	374,619

(1)	Futures Contracts average monthly volume is calculated using Appreciation/(Depreciation).

Note 4. Securities Lending

Effective January, 7, 2020, the Investment Adviser entered into a securities lending agreement with The Bank of New York Mellon (“BNY” or the “Lending Agent”). Securities lending transactions are entered into by the Company under the Securities Lending Agreement, (“SLA”) which permits the Company, under certain circumstances such as an event of default, to offset amounts payable by the Company to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Company.

The Company could seek additional income by making secured loans of its portfolio securities through its custodian. Such loans would be in an amount not greater than one-third of the value of the Company’s total assets. BNY would charge a Company fees based on a percentage of the securities lending income.

The market value of the loaned securities is determined at the close of each business day of the Company and any additional required collateral is delivered to the Company, or excess collateral is returned by the Company, on the next business day.

The Company would receive collateral consisting of cash (U.S. and foreign currency), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, sovereign debt, convertible bonds, irrevocable bank letters of credit or such other collateral as may be agreed on by the parties to a securities lending arrangement, initially with a value of 102% or 105% of the market value of the loaned securities and thereafter maintained at a value of 100% of the market value of the loaned securities. If the collateral consists of non-cash collateral, the borrower would pay the Company a loan premium fee. If the collateral consists of cash, BNY reinvests the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Company would recall the loaned securities upon reasonable notice in order that the securities could be voted by the Company if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Company also could call such loans in order to sell the securities involved.

Securities lending transactions were entered into pursuant to SLA, which would provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaulted, the Company, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an SLA counterparty’s bankruptcy or insolvency. Under the SLA, the Company can reinvest cash collateral, or, upon an event of default, resell or repledge the collateral, and the borrower can resell or repledge the loaned securities. The risks of securities lending also include

Semi-Annual Report	21

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Real Estate Strategies Fund

the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk, each Company benefits from a borrower default indemnity provided by BNY. BNY’s indemnity generally provides for replacement of securities lent or the approximate value thereof.

Note 5. U.S. Federal Income Tax Information

The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These differences include (but are not limited to) investments organized as partnerships for tax purposes, foreign taxes, investments in futures, losses deferred to off-setting positions, tax treatment of organizational start-up costs, losses deferred due to wash sale transactions. Reclassifications are made to the Company’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on the NAV of the Company.

For the year ended December 31, 2020, permanent differences chiefly resulting from foreign currency gains and losses, defaulted bonds, partnership basis adjustments, return of capital distributions from real estate investment trusts, passive foreign investment companies and, expired capital loss carry-overs, and paydowns and controlled foreign corporations were identified and reclassified among the components of the Company’s net assets as follows:

Total Distributable Earnings (Loss)	Paid-in-Capital
$(1,079,673)	$1,079,673

For the year ended December 31, 2020, the Company’s most recent tax year end, components of distributable earnings on a tax basis are as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Losses	Net Tax Appreciation/ (Depreciation)
$ —	$(107,505,838)	$(284,103,210)

For the year ended December 31, 2020, the Company had capital loss carryovers as indicated below. The capital loss carryovers are available to offset future realized capital gains to the extent provided in the Code and regulations promulgated thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

No Expiration Short- Term	No Expiration Long- Term	Total
$ —	$107,505,838	$107,505,838

The tax character of distributions paid during the years ended December 31, 2020 and December 31, 2019 (unless otherwise indicated) is as follows:

Distributions Paid From:	2020	2019
Ordinary Income(1)	$14,413,750	$15,470,784
Return of Capital	42,706,352	81,221,226

(1)	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

Unrealized appreciation (depreciation) at June 30, 2021, based on cost of investments for U.S. federal income tax purposes is:

Gross Appreciation	Gross Depreciation	Net Appreciation/ (Depreciation)(1)	Cost
$96,788,801	$(265,846,915)	$(169,058,114)	$1,124,188,928

(1)

Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to wash sales, non-taxable dividends, partnership, Controlled Foreign Corporation and Passive Foreign Investment Company (Qualifying Electing Company) basis adjustments and defaulted bonds.

Qualified Late Year Ordinary and Post October Losses

Under current laws, certain capital losses and specified losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2020, the Company did not elect to defer net realized losses incurred from November 1, 2020 through December 31, 2020.

Note 6. Credit Agreements and Reverse Repurchase Agreement

Repurchase Agreement with Mizuho Securities

On September 25, 2018, the Company entered into an agreement with Mizuho Securities USA LLC (“Mizuho Securities”) under which it may from time to time enter into reverse repurchase transactions pursuant to the terms of a master repurchase agreement and related annexes (collectively the “Repurchase Agreement”). A reverse repurchase transaction is a repurchase transaction in which the Company is the seller of securities or other assets and agrees to repurchase them at a date certain or on demand. Pursuant to the Repurchase Agreement, the Company may agree to sell securities or other assets to Mizuho Securities for an agreed upon price (the “Purchase Price”), with a simultaneous agreement to repurchase such securities or other assets from Mizuho Securities for the Purchase Price plus a price differential that is economically similar to interest. The price differential is negotiated for each transaction. This creates leverage for the Company because the cash received can be used to purchase other securities. At June 30, 2021, the Company’s outstanding balance on the Mizuho Securities

22	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

was $0. The Company’s average daily balance was $0 at a weighted average interest rate of 0.0% for the days outstanding.

Revolving Credit Agreement with KeyBank

On August 14, 2018, the Company, together with its wholly owned REIT subsidiaries, entered into an amended and restated revolving credit agreement (the “Revolving Credit Agreement”) with KeyBank, National Association (“KeyBank”) whereby KeyBank agreed to loan the Company up to $75,000,000 until September 13, 2018, and $60,000,000 after September 14, 2018, with interest paid at a rate of LIBOR + 2.00% . The Company paid a commitment fee of $375,000 to KeyBank as a condition to closing.

On September 24, 2019, the Company amended the Revolving Credit Agreement to temporarily increase the aggregate Commitments to $97,500,000 until October 24, 2019, when the aggregate Commitments were reduced to $60,000,000. The Company paid an amendment fee in the amount of $37,500 as a condition to closing.

On November 26, 2019, the Company amended the Revolving Credit Agreement to temporarily increase the aggregate Commitments to $100,000,000 until December 26, 2019, when the aggregate Commitments were reduced to $60,000,000. The Company paid an amendment fee in the amount of $40,000 as a condition to closing.

On December 26, 2019, the Company amended the Revolving Credit Agreement to extend the term of the prior temporary increase to January 15, 2020.

On February 7, 2020, the Company amended the Revolving Credit Agreement to reduce the aggregate Commitments to $45,000,000.

On September 17, 2020, the Company entered into a waiver and amendment to the Revolving Credit Agreement pursuant to which the Company agreed to an amortization schedule to reduce the aggregate Commitments, the maturity date was extended to August 14, 2021, and KeyBank agreed to waive an Existing Default (as defined in the Revolving Credit Agreement). The Company paid an extension and amendment fee in the amount of $112,500 as a condition to closing.

On October 30, 2020, the Company’s custodian failed to process interest payments owed to the Company on certain investments which resulted in the Company’s failure to make a payment to KeyBank in the amount of $3,000,000, which, pursuant to the terms of the Bridge Agreement, resulted in an event of default on November 4, 2020. On November 13, 2020, KeyBank provided a written waiver of the event of default and the Company repaid the outstanding amount due of $3,000,000.

On November 13, 2020, the Company entered into a waiver to the Revolving Credit Agreement pursuant to which KeyBank agreed to waive an Existing Default (as defined in the Revolving Credit Agreement).

On March 1 2021, the Company entered into a waiver and forbearance agreement to the Revolving Credit Agreement pursuant to which the Company agreed to a payment to reduce the aggregate Commitments, and Key-Bank agreed to waive an Existing Default (as defined in the Revolving Credit Agreement). This allows the borrower an opportunity to negotiate a more permanent modification of the Revolving Credit Agreement.

On June 29, 2021, the Company entered into a waiver to the Revolving Credit Agreement pursuant to which KeyBank agreed to update the maturity date of the Revolving Credit Agreement to December 31, 2021, subject to extensions. The interest is paid at a rate of LIBOR + 2.00% .

As of June 30, 2021, the carrying value of the Revolving Credit Agreement was $42,000,000. The fair value of the outstanding Revolving Credit Agreement is estimated to be $42,097,062 and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

For the period ended June 30, 2021, the average daily note balance was $44,431,319 at a weighted average interest rate of 2.12%, excluding any commitment fee. The maximum borrowed amount during the year was $45,000,000. With respect to the note balance, interest expense of $507,329 and uncommitted balance fee of $0 are included in interest expense and commitment fees in the Statement of Operations.

Credit Agreement with Raymond James

On January 8, 2021, the Company entered into a short-term credit agreement (the “Credit Agreement”) with Raymond James Bank, N.A. (“Raymond James”) whereby Raymond James agreed to loan the Company up to $30,000,000 until July 8, 2021, with interest paid at a rate of LIBOR + 3.50% . The Company paid a commitment fee of $600,000 to Raymond James as a condition to closing.

As of June 30, 2021, the carrying value of the Credit Agreement was $30,000,000. The fair value of the outstanding Revolving Credit Agreement is estimated to be $30,119,407 and would be categorized as Level 3 within the fair value hierarchy. The fair value was estimated based on discounting the cash flows owed using a discount rate of 0.50% over the 90-day risk free rate.

Semi-Annual Report	23

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

For the year ended June 30, 2021, the average daily note balance was $28,873,563 at a weighted average interest rate of 3.62%, excluding any commitment fee. The maximum borrowed amount during the year was $30,000,000. With respect to the note balance, interest expense of $507,329 and uncommitted balance fee of $576,796 are included in interest expense and commitment fees in the Statement of Operations.

Note 7. Asset Coverage

The Company is required to maintain 300% asset coverage with respect to amounts outstanding (excluding short-term borrowings) under its various leverage facilities. Asset coverage is calculated by subtracting the Company’s total liabilities, not including any amount representing bank borrowings and senior securities, from the Company’s total assets and dividing the result by the principal amount of the borrowings outstanding. As of the dates indicated below, the Company’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding		% of Asset Coverage of Indebtedness
6/30/2021	$72,000,000		1,336.1%
12/31/2020	45,000,000		1,858.3
12/31/2019	332,977,746	(3)	392.4	(3)
12/31/2018	244,107,979	(3)	414.5	(3)
12/31/2017	31,933,494		1,954.8
12/31/2016	124,983,081		431.9
12/31/2015	186,625,315	(1)	296.2	(1)(2)
12/31/2014	385,336,455		323.0
12/31/2013	318,500,000		327.5
12/31/2012	225,000,000		311.7
12/31/2011	173,000,000		356.1

(1)	Excludes borrowings of $29,300,000 deemed to be short-term in nature.
(2)

The Company closes its net asset value daily, and using asset prices available at the time of the December 31, 2015 NAV close, the Company calculated asset coverage of greater than 300%. The Company received updated prices for certain instruments in January that were used for financial reporting purposes as part of this report. These updated prices pushed the percentage of asset coverage down to 296.2% .. As of February 4, 2016, the date that the Company declared the February monthly dividend, the percentage of asset coverage was over 300%.

(3)

The KeyBank Bridge Agreement referenced in Note 6 is shared with two subsidiaries, of which the Company acts as a guarantor for the agreement. As such, an additional $4.6mm of the subsidiaries borrowings on the KeyBank Bridge Agreement is reflected in the asset coverage table for a comprehensive view of the Asset Coverage of Indebtedness percentage.

Note 8. Investment Advisory, Administration and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Company receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Company’s Managed Assets. The Company’s “Managed Assets” is an amount equal to the total assets of the Company, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Company’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Company. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Company’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to SEI Global Funds Services (“SEI”). The Investment Adviser pays SEI directly for these sub-administration services.

Fees Paid to Officers and Trustees

Each Trustee (other than Mr. Constantino) received an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex overseen by such Trustee based on relative net assets. The Chairman of the Audit Committee and the Chairman of the Board each receive an additional annual payment of $10,000 payable in quarterly installments and allocated among each portfolio in the Fund Complex based on relative net assets. The annual fee for Mr. Constantino is prorated based on the Company’s allocable portion of the annual retainer. The “Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser or its affiliated advisers as of the date of this and NexPoint Capital, Inc., a closed-end management investment company that has elected to be treated as a business development company under the 1940 Act.

The Company pays no compensation to its officers, all of whom are employees of the Investment Adviser or one of its affiliates.

24	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

Trustees are reimbursed for actual out-of-pocket expenses relating to attendance at meetings.

The Trustees do not receive any separate compensation in connection with service on Committees or for attending Board or Committee Meetings. The Trustees do not have any pension or retirement plan.

Other Matters

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Company. The Investment Adviser, and not the Company, will compensate all Investment Adviser and Skyview personnel who provide services to the Company.

Indemnification

Under the Company’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company may enter into contracts with service providers that contain a variety of indemnification clauses. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Company and, therefore, cannot be estimated.

Note 9. Disclosure of Significant Risks and Contingencies

The Company’s investments expose the Company to various risks, certain of which are discussed below. Please refer to the Company’s prospectus and statement of additional information for a full listing of risks associated with the Company’s investments.

Counterparty Risk

Counterparty risk is the potential loss the Company may incur as a result of the failure of a counterparty or an issuer to make payments according to the terms of a contract. Counterparty risk is measured as the loss the Company would record if its counterparties failed to perform pursuant to the terms of their obligations to the Company. Because the Company may enter into over-the-counter forwards, options, swaps and other derivative financial instruments, the Company may be exposed to the credit risk of their counterparties. To limit the counterparty risk associated with such transactions, the Company conducts business only with financial institutions judged by the Investment Adviser to present acceptable credit risk.

Covenant-Lite Loans Risk

Loans in which the Company invests include covenant-lite loans, which carry more risk to the lender than traditional loans as they may contain fewer or less restrictive covenants on the borrower than traditionally included in loan documentation or may contain other borrower friendly characteristics. The Company may experience relatively greater difficulty or delays in enforcing its rights on its holdings of certain covenant-lite loans and debt securities than its holdings of loans or securities with the usual covenants.

Emerging Markets Risk

Any investments in Emerging Market Countries (countries in which the capital markets are developing) may involve greater risks than investments in more developed markets and the prices of such investments may be more volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Company’s investments and the income they generate, as well as the Company’s ability to repatriate such amounts.

Equity Securities Risk

The risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

Illiquid and Restricted Securities Risk

Certain investments made by the Company may be illiquid, and consequently the Company may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Company. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Company’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability. Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher yields than comparable publicly traded securities. The Company, however, may not be able to sell these securities when the Investment Adviser considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. Also, if in order to permit resale the securities are registered under the Securities Act at a Company’s expense, the Company’s expenses would be increased. A high percentage of illiquid securities in a Com-

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NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

pany creates a risk that such a Company may not be able to redeem its shares without causing significant dilution to remaining shareholders.

Interest Rate Risk

The risk that fixed income securities will decline in value because of changes in interest rates. When interest rates decline, the value of fixed rate securities already held by the Company can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. A Company with a longer average portfolio duration will be more sensitive to changes in interest rates than a Company with a shorter average portfolio duration.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. Before the end of 2021, it is expected that market participants will transition to the use of alternative reference or benchmark rates. However, although regulators have encouraged the development and adoption of alternative rates, such as the Secured Overnight Financing Rate (“SOFR”), there is currently no definitive information regarding the future utilization of LIBOR or of any particular replacement rate.

It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. However, there are obstacles to converting certain longer term securities and transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. Certain proposed replacement rates to LIBOR, such as SOFR, which is a broad measure of secured overnight US Treasury repo rates, are materially different from LIBOR, and changes in the applicable spread for financial instruments transitioning away from LIBOR will need to be made to accommodate the differences. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to replacement rates may be exacerbated if an orderly transition to an alternative reference rate is not completed in a timely manner. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.

Leverage Risk

The Company may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent the Company purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, the Company’s use of leverage would result in a lower rate of return than if the Company were not leveraged.

LIBOR Transition and Associated Risk

Certain instruments held by the Company pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short- term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemics and Associated Economic Disruption

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in the closing of borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general anxiety and economic uncertainty. It is not known how long any negative impacts, or any future impacts of other significant events such as a substantial economic downturn, will last. Health crises caused by outbreaks of disease, such as the coronavirus, may exacerbate other pre-existing political, social and economic risks. This outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. For example, a widespread

26	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the Company’s ability to complete repurchase requests, and affect Company performance. Any such impact could adversely affect the Company’s performance, the performance of the securities in which the Company invests, lines of credit available to the Company and may lead to losses on your investment in the Company. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Preferred Share Risk

The risk associated with the issuance of preferred shares to leverage the common shares. When preferred shares are issued, the NAV and market value of the common shares become more volatile, and the yield to the holders of common shares will tend to fluctuate with changes in the shorter-term dividend rates on the preferred shares. The Company will pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees. Accordingly, the issuance of preferred shares may not result in a higher yield or return to the holders of the common shares. If the dividend rate and other costs of the preferred shares approach the net rate of return on the Company’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate and other costs of the preferred shares exceed the net rate of return on the Company’s investment portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Company had not issued preferred shares.

Preferred Stock Risk

Preferred stock, which may include preferred stock in real estate transactions, represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of creditors and owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking Company provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, which can have a negative impact on the stock’s price when interest rates decline. Unlike interest on debt securities, preferred stock dividends are payable only if declared by the issuer’s board. The value of convertible preferred stock can depend heavily upon the value of the security into which such convertible preferred stock is converted, depending on whether the market price of the underlying security exceeds the conversion price.

Real Estate Industry Risk

Issuers principally engaged in real estate industry, including real estate investment trusts, may be subject to risks similar to the risks associated with the direct ownership of real estate, including: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage.

REIT-Specific Risk

Real estate investments are subject to various risk factors. Generally, real estate investments could be adversely affected by a recession or general economic downturn where the properties are located. Real estate investment performance is also subject to the success that a particular property manager has in managing the property.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When the Company writes a covered call option, the Company forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security in exchange for the strike price.

When the Company writes a covered put option, the Company bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Company could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time

Semi-Annual Report	27

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

of exercise plus the put premium the Company received when it wrote the option. While the Company’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Company risks a loss equal to the entire exercise price of the option minus the put premium.

Risks of Investing in Obligations of Stressed, Distressed and Bankrupt Issuers

The Company may invest in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environmental and governmental forces that make analysis of these companies inherently difficult. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Company. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Risks of Investing in Senior Loans

The risk that the issuer of a senior loan may fail to pay interest or principal when due, and changes in market interest rates may reduce the value of the senior loan or reduce the Company’s returns. The risks associated with senior loans are similar to the risks of high yield debt securities. Senior loans and other debt securities are also subject to the risk of price declines and to increases in interest rates, particularly long-term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default.

In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior loans may not mitigate price declines in a long-term interest rate environment. The Company’s investments in senior loans are typically below investment grade and are considered speculative because of the credit risk of their issuers.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. Due to this announcement, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Company or the financial instruments in which the Company invests cannot yet be determined.

Risks of Non-Diversification and Other Focused Strategies

While the Investment Adviser invests in a number of fixed income and equity instruments issued by different issuers and employs multiple investment strategies with respect to the Company’s investment portfolio, it is possible that a significant amount of the Company’s investments could be invested in the instruments of only a few companies or other issuers or that at any particular point in time one investment strategy could be more heavily weighted than the others. The focus of the Company’s investment portfolio in any one issuer would subject the Trust to a greater degree of risk with respect to defaults by such issuer or other adverse events affecting that issuer, and the focus of the portfolio in any one industry or group of industries would subject the Company to a greater degree of risk with respect to economic downturns relating to such industry or industries. The focus of the Company’s investment portfolio in any one investment strategy would subject the Company to a greater degree of risk than if the Company’s investment portfolio were varied in its investments with respect to several investment strategies.

Reverse Repurchase Agreement Risk

The Company may enter into reverse repurchase transactions with BNP Securities or other banks and securities dealers. A reverse repurchase transaction is a repurchase transaction in which the Company is the seller of, rather than the investor in, securities or other assets and agrees to repurchase them at a date certain or on demand. Use of a reverse repurchase transaction may be preferable to a regular sale and later repurchase of securities or other assets because it avoids certain market risks and transaction costs. Reverse repurchase transactions involve the risk that the market value of securities and/or other assets purchased by the Company with the proceeds received by the Company in connection with such reverse repurchase transactions may decline below the market value of the securities the Company is obligated to repurchase under such reverse repurchase transactions. They also involve the risk that the counterparty liquidates the securities delivered to it by the Company under the reverse repurchase agreement following the occurrence of an event of default under the reverse repurchase agreement by the Company. At the time when the Company enters into a reverse repurchase transactions, liquid securities (cash, U.S. Government securities or other debt obligations) of the Company having a value at least as great as the Purchase Price of the securities to be purchased will be segregated on the books of the Company throughout the period of the obligation. The use of these investment strategies may increase net asset value fluctuation.

28	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

Senior Loans Risk

The Company’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. As with any debt instrument, Senior Loans are generally subject to the risk of price declines and to increases in interest rates, particularly long term rates. Senior loans are also subject to the risk that, as interest rates rise, the cost of borrowing increases, which may increase the risk of default. In addition, the interest rates of floating rate loans typically only adjust to changes in short-term interest rates; long-term interest rates can vary dramatically from short-term interest rates. Therefore, senior Loans may not mitigate price declines in a rising long term interest rate environment. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Company could sell a loan, and could adversely affect the Company’s income. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans. Although Senior Loans in which the Company will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated.

LIBOR is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association. LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. It’s used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. Due to manipulation allegations in 2012 and reduced activity in the financial markets that it measures, in July 2017, the Financial Conduct Authority, the United Kingdom financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021. Please refer to “Interest Rate Risk” for more information.

Short Sales Risk

Short sales by the Company that are not made where there is an offsetting long position in the asset that it is being sold short theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows the Company to profit from declines in market prices to the extent such decline exceeds the transaction costs and costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of securities to rise further, thereby exacerbating the loss. The Company may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Company might have difficulty purchasing securities to meet margin calls on its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If other short positions of the same security are closed out at the same time, a “short squeeze” can occur where demand exceeds the supply for the security sold short. A short squeeze makes it more likely that the Company will need to replace the borrowed security at an unfavorable price.

Structured Finance Securities Risk

A portion of the Company’s investments may consist of equipment trust certificates, collateralized mortgage obligations, collateralized bond obligations, collateralized loan obligations or similar instruments. Such structured finance securities are generally backed by an asset or a pool of assets, which serve as collateral. Depending on the type of security, the collateral may take the form of a portfolio of mortgage loans or bonds or other assets. The Company and other investors in structured finance securities ultimately bear the credit risk of the underlying collateral. In some instances, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. The riskiest securities are the equity tranche, which bears the bulk of defaults from the bonds or loans serving as collateral, and thus may protect the other, more senior tranches from default. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. A senior tranche typically has higher ratings and lower yields than the underlying securities, and may be rated investment grade. Despite the protection from the equity tranche, other tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to previous defaults and the disappearance of protecting tranches, market anticipation of defaults and aversion to certain structured finance securities as a class.

Gain Contingency

Claymore Holdings, LLC, a partially-owned affiliate of the Company, is engaged in ongoing litigation that could result in

Semi-Annual Report	29

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

a possible gain contingency to the Company. The probability, timing, and potential amount of recovery, if any, are unknown.

Valuation Risk

Certain of the Company’s assets are fair valued, including the Company’s investment in equity issued by TerreStar Corporation (“TerreStar”). TerreStar is a nonoperating company that does not currently generate substantial revenue and which primarily derives its value from licenses for use of two spectrum frequencies, the license with respect to one of which was granted a conditional waiver by the FCC on April 30, 2020. The fair valuation of TerreStar involved sig-

nificant uncertainty as it is materially dependent on estimates of the value of both spectrum licenses.

Note 10. Investment Transactions Purchases & Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the period ended June 30, 2021, were as follows:

Other Securities
Purchases	Sales
$573,448,333	$608,689,195

Note 11. Affiliated Issuers

Under Section 2 (a)(3) of the 1940 Act, as amended, a portfolio company is defined as “affiliated” if a Company owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Company as of June 30, 2021:

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2021	Shares at June 30, 2021	Affiliated Income
Majority Owned, Not Consolidated
NexPoint Real Estate Opportunities, LLC, REIT (Common Stocks)	147,179,635	$156,117,854	$60,345,108	$—	$(79,348,861)	$—	$80,329,568	$217,443,669	205,085,233	$(9,154,713)
NexPoint Real Estate Capital	131,663,561	63,627,732	69,444,148	—	(10,930,472)	—	(55,297,580)	66,843,828	132,180,795	(10,280,472)
Specialty Financial Products, Ltd. (Common Stocks)	48,258,624	51,294,091	1,468,845	(50,434,048)	—	—	(2,328,888)	—	—	—
Other Affiliates
SFR WLIF I, LLC	40,322,605	32,828,649	—	—	—	—	8,684,280	41,512,929	40,322,605	1,589,766
SFR WLIF II, LLC	26,968,904	22,089,420	—	—	—	—	5,843,082	27,932,502	26,968,904	1,069,700
SFR WLIF III, LLC	7,708,491	6,973,255	—	—	—	—	231,255	7,204,510	7,708,491	286,636
LLV Holdco LLC (U.S. Senior Loans, Common Stocks & Warrants)	11,763,530	16,021,295	—	(94,760,075)	—	—	78,738,780	—	—	145,343
NexPoint Residential Trust, Inc.	84,300	3,566,733	86,820	—	(47,180)	—	1,090,898	4,697,271	85,436	39,620
NexPoint Hospitality Trust	13,571,131	4,885,607	—	—	—	—	3,867,773	8,753,380	13,571,131	—
NREF OP I REIT	397,240	6,562,400	—	—	—	—	1,735,938	8,298,338	397,240	317,792
JCAP Holdco, LLC	86,369	91,851,599	—	(91,851,599)	—	6,332,096	(6,332,096)	—	—	—
NexPoint Real Estate Finance Operating Partnership, L.P.	3,247,510	53,648,860	—	—	—	—	14,191,617	67,840,477	3,247,510	3,085,134
TerreStar Corp. (U.S. Senior Loans & Common Stocks)	25,957,740	69,638,645	1,467,642	—	—	—	1,764,925	72,871,212	27,425,381	1,467,642
United Development Funding IV	1,763,581	2,028,118	—	—	—	—	(132,268)	1,895,850	1,763,581	—
NHF TRS, LLC	—	—	314,441,477	—	(5,621,405)	—	(100,286,921)	208,533,151	1,251,216	4,607,252

30	Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

Issuer	Shares at December 31, 2020	Beginning Value as of December 31, 2020	Purchases at Cost	Proceeds from Sales	Distribution to Return of Capital	Net Realized Gain/Loss on the Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of June 30, 2021	Shares at June 30, 2021	Affiliated Income
Other Controlled
Allenby (Common Stocks)	663,296	1	4,384	—	—	—	(4,385)	—	667,680	—
Claymore (Common Stocks)	2,204,511	2	27,661	—	—	—	(27,663)	—	2,232,172	—
NREO Special Purpose LLC, Tranche A Term Loan, 1st Lien (U.S. Senior Loan)	34,721,607	34,721,607	12,000,000	(38,721,607)	—	—	(8,000,000)	—	—	602,326

Total	496,562,635	$615,855,868	$459,286,085	$(275,767,329)	$(95,947,918)	$6,332,096	$24,068,215	$733,827,117	462,907,375	$(6,223,974)

Note 12. Other Matters

HCMFA has entered into a Services Agreement (the “Services Agreement”) with Skyview Group, Inc. (“Skyview”), effective February 25, 2021, pursuant to which HCMFA will receive administrative and operational support services to enable it to provide the required advisory services to the Company. The Investment Adviser, and not the Company, will compensate all Investment Adviser and Skyview personnel who provide services to the Company.

Note 13. Unconsolidated Significant Subsidiaries

In accordance with Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company, including those in which the Company has a controlling interest unless the business of the controlled subsidiary consists of providing services to the Company. In accordance with Regulation S-X Rules 3-09 and 4-08(g), the Company evaluates its unconsolidated controlled subsidiaries as significant subsidiaries under the respective rules. As of June 30, 2021, NexPoint Real Estate Opportunities, LLC was considered a significant unconsolidated subsidiary under Regulation S-X Rule 4-08(g), while NexPoint Real Estate Capital, LLC and Specialty Financial Products Designated Activity Company did not meet the qualifications of a significant subsidiary. All subsidiaries are wholly owned by the Company. Based on the requirements under Regulation S-X Rule 4-08(g), the summarized consolidated financial information of these unconsolidated subsidiaries is presented below:

	NexPoint Real Estate Capital, LLC June 30, 2021	NexPoint Real Estate Opportunities, LLC June 30, 2021	Specialty Financial Products Designated Activity Company June 30, 2021	NHF TRS, LLC June 30, 2021
Balance Sheet:
Current Assets	$2,889,000	$64,329,000	$3,025,830	$73,187
Noncurrent Assets	79,601,000	343,049,000	51,013,092	196,424,881

Total Assets	82,490,000	407,378,000	54,038,921	196,498,068

Current Liabilities	1,315,000	10,089,000	330,006	—
Noncurrent Liabilities	459,000	238,114,000	53,708,915	—

Total Liabilities	1,774,000	248,203,000	54,038,921	—

Preferred Stock	100,000	—	—	—
Non-controlling interest (in consolidated investments)	—	(2,656,000)	—	—
Invested Equity	80,616,000	161,831,000	—	196,498,068

Total Equity	80,716,000	159,175,000	—	196,498,068

Semi-Annual Report	31

NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)

June 30, 2021	NexPoint Strategic Opportunities Fund

	NexPoint Real Estate Capital, LLC For the Year Ended June 30, 2021	NexPoint Real Estate Opportunities, LLC For the Year Ended June 30, 2021	Specialty Financial Products Designated Activity Company For the Year Ended June 30, 2021	NHF TRS, LLC For the Year Ended June 30, 2021
Summary of Operations:
Net Sales	$2,109,000	$13,829,000	$126,772	$4,577,401
Gross Profit	1,630,000	(3,398,000)	1,000	—
Net Income	1,614,000	(3,368,000)	1,000	—
Net Income attributable to non-controlling interest (in consolidated investments), preferred shares, and other comprehensive income	16,000	(30,000)	—	—

Note 14. Subsequent Events

The Investment Adviser has evaluated the impact of all subsequent events on the Company through the date the consolidated financial statements were issued, and has determined that there were no such subsequent events to report which have not already been recorded or disclosed in these financial statements and accompanying notes except as noted below.

On August 11, 2021, the Company amended the Raymond James Credit Agreement to extend the term of the prior temporary increase to September 9, 2021.

32	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited)

June 30, 2021	NexPoint Strategic Opportunities Fund

Investment Objective and Strategy Overview

At a special meeting of shareholders on August 28, 2020, shareholders approved proposals (i) to change the Company’s business from a registered investment company that invests primarily in debt and equity securities to a diversified REIT, (ii) to amend the Company’s fundamental investment restrictions to permit the Company to engage in its new business (collectively, the “Conversion”), and (iii) to amend and restate the Company’s Agreement and Declaration of Trust. Although the Company has begun taking steps to implement the Conversion, it is still contingent upon regulatory approval and the ability to reconfigure the Company’s portfolio to attain REIT status and deregister as an investment company.

The Adviser has begun to realign the Company’s portfolio so that it is no longer an investment company under the 1940 Act and filed an application with the Securities Exchange Commission, or the SEC, for a deregistration order on March 31, 2021. The Adviser intends to sell certain of the Company’s existing investments and transition its portfolio into real estate and real estate related investments as opportunities within the new investment scope arise, subject to applicable compliance requirements and other business considerations.

Once the Conversion is fully implemented, it is expected that investments will be diversified among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. It is expected that property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single-family rentals; however, the Company would have the authority to invest without limitation in any property type.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities. To permit the Company to engage in its new business, the Company’s fundamental investment restrictions regarding purchasing and selling real estate and originating loans and certain of the Company’s fundamental investment restrictions have been amended to allow the Company to engage in its business as a diversified REIT.

The following discussion reflects the Company’s investment strategy and policies as modified pursuant to shareholder approval on August 28, 2020. The following information is a summary of the changes approved by shareholders. This information may not reflect all of the changes that have occurred since you purchased Common Shares. Additional detail regarding these changes is available in the Company’s definitive proxy statement filed on July 10, 2020 (the “Conversion Proxy Statement”). Please refer to the Con-

version Proxy Statement for a full listing of the risks associated with Conversion and Company’s operation as a REIT.

Investment Strategy

As a diversified REIT, the Company’s primary investment objective will be to provide both current income and capital appreciation. The Company will seek to achieve this objective by investing among various commercial real estate property types and across the capital structure, including but not limited to: equity, mortgage debt, mezzanine debt and preferred equity. The Investment Adviser will focus on opportunistic investments in real estate properties with a value-add component and real estate credit. The objective will be to increase the cash flow and value of the Company’s properties, acquire properties with cash flow growth potential and achieve capital appreciation for shareholders through a value-add program. The Company will pursue real estate credit investments based on where the Investment Adviser believes the various real estate subsectors are within the broader real estate cycle and tactically allocate among these opportunities.

Underlying property types will primarily include industrial, hospitality, net lease, retail, office, storage and healthcare and, to the extent currently owned, multifamily and single-family rentals; however, the Company may invest without limitation in any property type.

The Company will invest primarily in real estate and real estate related assets; however, the Company may, to a limited extent, continue to hold, acquire or transact in certain non-real estate securities.

The Investment Adviser believes that a diversified investment approach is appropriate for the current market environment. However, to capitalize on investment opportunities at different times in the economic and real estate investment cycle, the Company may change its investment strategy from time to time. The Investment Adviser believes that the flexibility of the Company’s investment strategy and the experience and resources of the Investment Adviser and its affiliates, will allow the Company to take advantage of changing market conditions to provide both current income and generate capital appreciation. The Board will be able to modify such strategies without the consent of the shareholders to the extent that the Board determines that such modification is in the best interests of the Company and its shareholders.

Leverage Policies and Financing Strategy. To increase the returns on the Company’s investments, after issuance of the Deregistration Order, the Company plans to employ both direct and structural leverage on the Company’s property and debt investments, which we expect generally will not exceed, on a debt to equity basis, a ratio of 3-to-1, an increase from the ratio of 1-to-2 set by the 1940 Act.

Semi-Annual Report	33

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

Leverage will take the form of repurchase or margin facilities collateralized by our debt investments and mortgage debt collateralized by our property investments. At the REIT level the Company may have a revolving corporate credit facility, or may issue unsecured debt, mezzanine debt or preferred equity. The Company believes that the relationships the Investment Adviser and its affiliates, as well as other companies managed by the Investment Adviser’s affiliates (the “NexPoint managed companies”), have with banks, life insurance companies, Freddie Mac and The Federal National Mortgage Association, or Fannie Mae, provide the Company with a unique opportunity to invest alongside quality sponsors and the largest multifamily lenders in the U.S.

The Company intends to use leverage, to the extent available, to make additional investments that may increase the Company’s potential returns. Although the Company is not required to maintain any particular leverage ratio, the amount of leverage the Company will use for particular investments will depend upon an assessment of a variety of factors, which may include the anticipated liquidity and price volatility of the Company’s assets, the potential for losses in the Company’s portfolio, the gap between the duration of the Company’s assets and liabilities, the availability and cost of financing the Company’s assets, the health of the U.S. economy and commercial real estate markets, the Company’s outlook for the level, slope and volatility of future interest rates, the credit quality of the Company’s borrowers and tenants, the collateral values underlying the Company’s assets and the Company’s outlook for market lending spreads relative to the LIBOR (or other applicable benchmark interest rate index) curve.

REIT Operations. The Company intends to operate to ensure that it establishes and maintains its qualification as a REIT for U.S. federal tax purposes and is not required to register as an investment company under the 1940 Act. The Company intends to regularly monitor the nature of the Company’s assets and the income they generate to ensure that at all times the Company maintains its tax qualification as a REIT and is not required to register as an investment company under the 1940 Act.

Distribution Policy. The Company intends to make monthly distributions to the Company’s shareholders of amounts that will, at a minimum, enable the Company to comply with the REIT provisions of the Code that generally require annual distributions of at least 90% of the Company’s REIT taxable income (other than net capital gains). The actual amount of such distributions will be determined on a monthly basis by the Board, taking into account, in addition to the REIT tax requirements, the Company’s cash needs, the market price for the Company’s Common Shares and other factors our Board considers relevant, and such distributions will be approved or ratified by the Board.

Operating Expenses. Operating expenses may increase as the Conversion becomes fully implemented following receipt of the Deregistration Order due to increased costs associated with sourcing additional real estate investments and costs associated with servicing those investments; however, these expenses are projected to be offset by higher projected income attributable to increased cash flows from leveraged real estate assets, resulting in higher projected net income per common share (thus supporting a potentially higher distribution rate in the long term).

During the Conversion period , the Investment Adviser will continue to implement the Company’s business strategies subject to the oversight of the Board, including: (a) performing all of our day-to-day activities as a public company operating as a diversified REIT; (b) sourcing, analyzing and closing the Company’s investments; (c) arranging the Company’s financings; (d) performing the Company’s asset management functions by monitoring the performance of the Company’s borrowers and the maintenance of the Company’s collateral; and (e) when necessary, enforcing the Company’s loan and security rights.

Policies with Respect to Certain Other Activities. The Company may raise additional funds through offerings of equity or debt securities or by retaining cash flow (subject to provisions in the Code concerning distribution requirements and the taxability of undistributed REIT taxable income) or a combination of these methods. If the Board determines to raise additional equity capital, it has the authority, without shareholder approval, to issue additional Common Shares or preferred shares of beneficial interest in any manner and on such terms and for such consideration as it deems appropriate, at any time.

In addition, to the extent available, the Company intends to borrow money to make investments that may increase the Company’s potential returns. The Company intends to use traditional forms of financing, including repurchase agreements, bank credit facilities (including revolving facilities and term loans), public or private debt issuances, securitizations and other sources of financing. The Company may also issue preferred equity which requires us to pay dividends at fixed or variable rates before we may pay distributions to our common shareholders. We expect that the Board will periodically review the Company’s investment guidelines and our portfolio and leverage strategies.

The Company may invest in equity or debt securities of other REITs or other entities engaged in real estate operating or financing activities, and may do so for the purpose of exercising control over such entities.

The Company does not intend to adopt a formal portfolio turnover policy. Subject to maintaining the Company’s qualification for taxation as a REIT under the Code for U.S.

34	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

federal income tax purposes and our exemption from registration under the 1940 Act, the Company currently expects that it will typically hold investments for between two and 10 years. However, in order to maximize returns and manage portfolio risk while maintaining the financial capacity to undertake attractive opportunities that become available to the Company, the Company may dispose of an asset earlier than anticipated or hold an investment longer than anticipated if we determined doing so to be appropriate based upon market conditions or other factors regarding a particular investment.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Company are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Company, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that involve taking contradictory positions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Company and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Company and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Company and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Company, in some cases these activities may adversely affect the price paid or received by the Company or the size of the position obtained or disposed of by the Company.

Changes of Independent Registered Public Accounting Firms

On June 8, 2020, the Company dismissed PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm, effective on such date. The decision to dismiss PwC was approved by the audit committee and by the full Board. On June 18, 2020, the Company approved the appointment of Cohen & Company Ltd. (“Cohen”) as the Company’s independent registered public accounting firm. Cohen was engaged by the Company on June 25, 2020.

During the Company’s fiscal years ended December 31, 2019 and December 31, 2018 and the subsequent interim period through June 8, 2020, during which PwC served as the Company’s independent registered public accounting firm, there were no: (1) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K). PwC’s report on the financial statements for these periods did not contain any adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided PwC with a copy of the disclosures proposed to be made in this N-CSR and requested that PwC furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and, if not, stating the respects in which it does not agree. The PwC letter is attached hereto to as an exhibit.

During the year ended December 31, 2019 and the subsequent interim period through June 8, 2020, neither Management, the Company nor anyone on its behalf, consulted Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company and no written report or oral advice was provided to the Company by Cohen or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting Maxim Group LLC (“Maxim” or the “Plan Agent”), as agent for shareholders in administering the Plan, a registered owner will receive newly issued Common Shares for all dividends declared for Common Shares of the Company. If a registered owner of Common Shares elects not to participate in the Plan, they will receive all dividends in cash paid by check mailed directly to them

Semi-Annual Report	35

ADDITIONAL INFORMATION (unaudited) (continued)

June 30, 2021	NexPoint Strategic Opportunities Fund

(or, if the shares are held in street or other nominee name, then to such nominee) by Maxim, as dividend disbursing agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting Maxim, as dividend disbursing agent, at the address set forth below.

Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend. Some brokers may automatically elect to receive cash on the shareholders’ behalf and may reinvest that cash in additional Common Shares of the Company for them. The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered.

Whenever the Company declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent through receipt of additional unissued but authorized Common Shares from the Company (“newly issued Common Shares”). The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the lesser of (i) the net asset value per Common Share determined on the Declaration Date and (ii) the market price per Common Share as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Declaration Date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan. There will be no brokerage charges with respect to Common Shares issued directly by the Company.

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such divi-

dends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold. The Company reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Company reserves the right to amend the Plan to include a service charge payable by the participants. All correspondence concerning the Plan should be directed to the Plan Agent at American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219; telephone (718) 921-8200.

Shareholder Loyalty Program

To promote loyalty and long-term alignment of interests among the Company’s shareholders, the Investment Adviser offers an incentive to shareholders that buy and hold the Company’s common shares for a period of at least twelve months through its Shareholder Loyalty Program (the “Program”). To participate in the Program, existing shareholders must open an account (the “Account”) with the Program’s administrator, American Stock Transfer & Trust Company (“AST”). Subsequently, if a participant makes contributions to the Account during a defined trading period to purchase shares, the Investment Adviser will make a corresponding contribution equal to 2% of the participant’s contributions. For example, if a participant contributes $10,000 to the Account during a defined trading period to purchase shares, the Adviser will make a corresponding contribution of $200, to purchase additional shares for the participant (the “Bonus Shares”). In addition, Program participants will not be required to pay any customary selling commissions or distribution fees on the purchase of shares under the Program. The Investment Adviser will bear the costs of brokerage fees in connection with the Program. While the portion of the Company’s common shares that are acquired through the participant’s contribution will vest immediately, Bonus Shares will not vest until the first anniversary of the date that the Bonus Shares were purchased. Vested shares will be held in the Account and Bonus Shares will be held in an account at AST for the conditional benefit of the shareholder. Under the Program, participants must purchase a minimum of $10,000 worth of shares in the initial subscription and $5,000 in each subsequent subscription, unless the Investment Adviser, in its sole discretion, decides to permit subscriptions for a lesser amount. If the Company’s common shares are trading at a discount, AST will purchase common shares on behalf of

36	Semi-Annual Report

ADDITIONAL INFORMATION (unaudited) (concluded)

June 30, 2021	NexPoint Strategic Opportunities Fund

participants in open-market purchases. If the Company’s common shares are trading at a premium, AST may purchase common shares on behalf of participants in open market purchases or the Company may sell common shares to the Shareholder Loyalty Program by means of a prospectus or otherwise. All dividends received on shares that are purchased under the Program will be automatically reinvested through the Program. A participant’s interest in a dividend paid to the holder of a vested share will vest immediately. A participant’s interest in a dividend paid to the holder of a Bonus Share will vest at the same time that the Bonus Share’s vesting requirements are met. In addition, for dividends paid to holders of shares that were purchased with a participant’s contributions, the Investment Adviser will make a corresponding contribution to the amount of the reinvested dividend equal to 2% of the dividend amount. AST maintains all shareholders’ accounts in the Program and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Program participant will be held by AST on behalf of the Program participant, and each shareholder proxy will include those shares purchased or received pursuant to a Program. AST will forward all proxy solicitation materials to participants and vote proxies for shares held under the Program in accordance with the instructions of the participants. In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, AST will administer the Program on the basis of the number of common shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Program. The Company and the Investment Adviser reserve the right to amend or terminate the Program. To help align the interests of the Investment Adviser’s employees with the interests of the Company’s shareholders, the Investment Adviser offers a similar program to its employees. Participants in the Program should be aware that their receipt of Bonus Shares under the Program constitutes taxable income to them. In addition, such participants owe taxes on that portion of any distribution that constitutes taxable income in respect of shares of our common stock held in their Program accounts, whether or not such shares of common stock have vested in the hands of the participants. To the extent any payments or distributions under the Program are subject to U.S. federal, state or local taxes, the Company, any participating affiliate of the Company or the agent for the Program may satisfy its tax withholding obligation by (1) withholding shares of Stock allocated to the participant’s account, (2) deducting cash from the participant’s account or (3) deducting cash from any other compensation the participant may receive. Program participants should consult their tax advisers regarding the tax consequences to them of participating in the Program. The Program may create an incentive for shareholders to invest additional amounts in the Company. Because the Investment Adviser’s management fee is based on a percentage of the assets of the Company, the Program will result in increased net revenues to the Investment Adviser if the increase in the management fee due to the increased asset base offsets the costs associated with establishing and maintaining the Program.

Submission of Proposal to a Vote of Shareholders

The annual meeting of shareholders of the Company was held on June 11, 2021. The following is a summary of the proposal submitted to shareholders for a vote at the meeting and the votes cast.

Proposal	Votes For	Votes Withheld
To elect John Honis as a Class III Trustee of the
Company, to serve for a three-year term expiring at the 2024 Annual Meeting.	29,241,721	4,249,072

In addition to the one Trustee who was elected at the annual meeting, as noted above, the following other Trustees continued in office after the Company’s annual meeting: Dr. Bob Froehlich, Ethan Powell, Edward Constantino and Bryan A. Ward.

Semi-Annual Report	37

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser

NexPoint Advisors, L.P.

300 Crescent Court, Suite 700

Dallas, TX 75201

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, New York 10286

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

Company Counsel

K&L Gates LLP

1 Lincoln Street

Boston, MA 02111

This report has been prepared for shareholders of NexPoint Strategic Opportunities Fund (the “Company”). As of January 1, 2021, paper copies of the Company’s shareholder reports will no longer be sent by mail. Instead, the reports will be made available on https://www.nexpoint.com/nexpoint/funds/nexpoint-strategic-opportunities-fund/, and you will be notified and provided with a link each time a report is posted to the website. You may request to receive paper reports from the Company or from your financial intermediary free of charge at any time. For additional information regarding how to access the Company’s shareholder reports, or to request paper copies by mail, please call shareholder services at 1-866-351-4440.

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to its portfolio securities, and the Company’s proxy voting records for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-866-351-4440 and (ii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. The Company’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Shareholders may also obtain the Form N-PORT by visiting the Company’s website at www.nexpoint.com. On June 18, 2019 and July 15, 2020, the Company submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Company’s principal executive officer certified that he was not aware, as of the date, of any violation by the Company of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company’s principal executive officer and principal financial officer made certifications, included in filings with the SEC on Forms N-CSR relating to, among other things, the Company’s disclosure controls and procedures and internal controls over financial reporting, as applicable.

The Statement of Additional Information includes additional information about the Company’s Trustees and is available upon request without charge by calling 1-866-351-4440.

38	Semi-Annual Report

NexPoint Strategic Opportunities Fund

c/o American Stock Transfer & Trust

6201 15th Avenue

Brooklyn, NY 11219

NexPoint Strategic Opportunities Fund	Semi-Annual Report, June 30, 2021

NHF-SAR-0621

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Semi-Annual Report to Shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in NexPoint Strategic Opportunities Fund’s (the “Registrant”) most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Purchases were made by the Registrant during the period covered by this report:

AFFILIATED PURCHASES OF EQUITY SECURITIES

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 through April 24, 2021[1]	-	-	-	-

[1]	On April 24, 2020, the Board authorized the repurchase of up to 10% of the Company’s shares over a twelve-month period.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board.

Item 11. Controls and Procedures.

(a)	Evaluation of Disclosure Controls and Procedures.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)

(1)	Gross income from securities lending activities: $0

(2)	All fees and/or compensation for securities lending activities and related services: $0

(3)	Aggregate fees/compensation: $0

(4)	Net income from securities lending activities: $226

(b) The Registrant may lend up to 33 1/3% of the Registrant’s total assets held by the Fund’s custodian to certain qualified brokers, except those securities which the Registrant or the Advisor specifically identifies as not being available. By lending its investment securities, the Registrant attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Registrant. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned. Upon entering into a securities lending transaction, the Registrant receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by the Fund’s custodian acting in its capacity as securities lending agent. Non-cash collateral is not disclosed in the Registrant’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Registrant and the Registrant does not have the ability to re-hypothecate those securities. A portion of the dividends received on the collateral may be rebated to the borrower of the securities and the remainder is split between the Fund’s custodian, as the securities lending agent, and the Registrant.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEXPOINT STRATEGIC OPPORTUNITIES FUND

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 9, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ James Dondero
James Dondero
President and Principal Executive Officer

Date: September 9, 2021

By (Signature and Title):	/s/ Frank Waterhouse
Frank Waterhouse
Treasurer, Principal Accounting Officer and Principal Financial Officer

Date: September 9, 2021